UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2012

L-3 COMMUNICATIONS HOLDINGS, INC.

L-3 COMMUNICATIONS CORPORATION

(Exact names of registrants as specified in their charters)

DELAWARE	001-14141 333-46983	13-3937434 13-3937436
(State or other Jurisdiction of Incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

600 THIRD AVENUE, NEW YORK, NEW YORK		10016
(Address of Principal Executive Offices)		(Zip Code)

Registrants’ telephone number, including area code: (212) 697-1111

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As discussed below, on April 24, 2012, L-3 Communications Holdings, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”), at which the Company’s shareholders approved the Company’s 2012 Cash Incentive Plan (the “Cash Plan”). The Cash Plan became effective as of the date of such shareholder approval. A description of the material features of the Cash Plan described above is set forth on pages 8 through 12 of the Company’s definitive proxy statement for the Annual Meeting filed on March 12, 2012 (the “Proxy Statement”), in the section entitled “Proposal 2. Approval of the L-3 Communications Holdings, Inc. 2012 Cash Incentive Plan,” which pages are incorporated herein by reference. A copy of the Cash Plan is attached to the Proxy Statement as Exhibit A and incorporated herein by reference as Exhibit 10.1.

ITEM 5.07. — Submission of Matters to a Vote of Security Holders.

(a)(b) As discussed above, on April 24, 2012, the Company held its Annual Meeting as described in the Company’s Proxy Statement. A quorum was present at the meeting as required by the Company’s Amended and Restated Bylaws. The immediately following chart sets forth the number of votes cast for and against, and the number of abstention votes and broker non-votes, with respect to each matter voted upon by the shareholders:

Proposal 1 – Election of Directors

The following three individuals were elected to the Board of Directors to serve as directors until the Annual Meeting of Shareholders in 2015 and until their successors have been duly elected and qualified.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Lewis Kramer	76,650,647	4,155,080	517,370	8,883,325
Robert B. Millard	74,965,847	5,921,555	435,695	8,883,325
Arthur L. Simon	78,231,852	2,638,870	452,375	8,883,325

Proposal 2 – Approval of the L-3 Communications Holdings, Inc. 2012 Cash Incentive Plan.

The L-3 Communications Holdings, Inc. 2012 Cash Incentive Plan was approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
75,808,861	5,096,371	417,865	8,883,325

Proposal 3 – Ratification of the Appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm

The appointment of PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was ratified.

Votes For	Votes Against	Votes Abstained
87,670,504	1,855,216	680,702

Proposal 4 – Advisory Vote on Executive Compensation: To approve, in a non-binding, advisory vote, the compensation paid to our named executive officers.

The stockholders approved, on an advisory, non-binding basis, the compensation paid to our named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
73,136,895	7,330,288	855,914	8,883,325

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. — Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Title

10.1	L-3 Communications Holdings, Inc. 2012 Cash Incentive Plan (incorporated herein by reference to Exhibit A of the Company’s definitive Proxy Statement filed on March 12, 2012).

99.1	The section entitled “Proposal 2. Approval of the L-3 Communications Holdings, Inc. 2012 Cash Incentive Plan” appearing on pages 8-12 of the Company’s definitive Proxy Statement is incorporated herein by reference to the Company’s definitive Proxy Statement filed on March 12, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

L-3 COMMUNICATIONS HOLDINGS, INC. L-3 COMMUNICATIONS CORPORATION

By:	/s/ Allen E. Danzig
Name:	Allen E. Danzig
Title:	Vice President, Assistant General Counsel and Assistant Secretary

Dated: April 25, 2012

EXHIBIT INDEX

Exhibit Number	Description

10.1	L-3 Communications Holdings, Inc. 2012 Cash Incentive Plan (incorporated herein by reference to Exhibit A of the Company’s definitive Proxy Statement filed on March 12, 2012).

99.1	The section entitled “Proposal 2. Approval of the L-3 Communications Holdings, Inc. 2012 Cash Incentive Plan” appearing on pages 8-12 of the Company’s definitive Proxy Statement is incorporated herein by reference to the Company’s definitive Proxy Statement filed on March 12, 2012.